UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 30, 2011

LEUCADIA NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of principal executive offices)	(Zip Code)

(212) 460-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Reference is made to the Form 8-K filed by Leucadia National Corporation (the “Company”) on December 30, 2011, announcing the completion of its acquisition of 78.9% of National Beef Packing Company, LLC (“National Beef”).  National Beef, one of the largest beef processing companies in the United States, processes, packages and delivers fresh and frozen beef and beef by-products for sale to customers in the U.S. and international markets.

This Form 8-K/A amends the December 30, 2011 Form 8-K by including the financial statements and exhibits set forth below under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements for National Beef are included herein as Exhibit 99.1:

(1)	Audited consolidated financial statements of National Beef Packing Company, LLC as of August 27, 2011 and for the fiscal year ended August 27, 2011 described below.

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet as of August 27, 2011
Consolidated Statement of Operations for the 52 weeks ended August 27, 2011
Consolidated Statement of Cash Flows for the 52 weeks ended August 27, 2011
Consolidated Statement of Members’ Deficit for the 52 weeks ended August 27, 2011
Consolidated Statement of Comprehensive Income for the 52 weeks ended August 27, 2011
Notes to Consolidated Financial Statements

(d) Exhibits.

23.1
Consent of KPMG LLP with respect to the incorporation by reference of the consolidated financial statements of National Beef Packing Company, LLC into Leucadia National Corporation’s Registration Statements on Form S-8 (No. 333-169377), Form S-8 (No. 333-51494), Form S-8 (No. 333-143770), and Form S-3 (No. 333-169379).

99.1	Audited consolidated financial statements of National Beef Packing Company, LLC as of August 27, 2011 and for the fiscal year ended August 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: February 13, 2012	By:	/s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1
Consent of KPMG LLP with respect to the incorporation by reference of the consolidated financial statements of National Beef Packing Company, LLC into Leucadia National Corporation’s Registration Statements on Form S-8 (No. 333-169377), Form S-8 (No. 333-51494), Form S-8 (No. 333-143770), and Form S-3 (No. 333-169379).

99.1	Audited consolidated financial statements of National Beef Packing Company, LLC as of August 27, 2011 and for the fiscal year ended August 27, 2011.